UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22874

THL CREDIT SENIOR LOAN FUND

(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200
Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson
100 Federal St., 31st Floor
Boston, MA 02110

(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling1-844-409-6354.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call1-844-409-6354 or send an email request totslf@thlcredit.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

THL CREDIT SENIOR LOAN FUND (NYSE: TSLF)

ANNUAL REPORT

December 31, 2018

THL Credit

1-844-409-6354
www.thlcredittslf.com

THL Credit Senior Loan Fund
Manager Commentary (unaudited) December 31, 2018

Fellow Shareholders:
As previously announced, THL Credit Advisors LLC (“THL Credit”) assumed the role of sole investment advisor to THL Credit Senior Loan Fund (the “Fund”) on June 22, 2018. The transition of THL Credit from sub-advisor to advisor has been completed with no interruption in the advisory services provided to the Fund.
2018 Loan Market Review and Outlook
2018 began strong for the U.S. Leveraged Loan market, but reversed course in the 4th quarter of 2018 as interest rate expectations were revised downwards and the broader markets sold off amidst investor anxiety surrounding the government shutdown and the economy.
The U.S. Leveraged Loan market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”)1, demonstrated positive performance in 2018, although weaker performance than in 2017. The Index posted returns for the year of 1.14%2, compared to 4.25%2 for 2017. Through the end of the third quarter 2018, the Index posted strong positive returns at 4.36%2 for the nine months2, while the 4th quarter produced a negative return of  -3.08%2. The average price of the Index declined significantly from $97.633 at the end of 2017 to $94.093 at the end of 2018. Negative price performance in the Index was offset by interest income contribution.
New-issue loan volume was robust during 2018, totaling $704 billion4, the second highest total on record4. In 2018, repricings and refinancings accounted for 57%4 of the volume, mergers and acquisition financings contributed 36%4, and the remainder related to dividend recaps and general corporate use. Net issuance (excluding refinancings and repricings) totaled $302 billion4 in 2018, an increase of  $44 billion4 over 2017.
2018 started out with strong demand for loans. Retail bank loan mutual funds experienced inflows every month through September 2018, totaling $14.7 billion5. However, the retail bank loan mutual funds began to experience outflows in October 2018, with fourth quarter 2018 outflows totaling $19.7 billion5, $14.6 billion5 of which came in December 2018. Institutional demand, as measured by the issuance of Collateralized Loan Obligations (“CLOs”), set a new record for assets raised in 2018, with new CLO issuance, excluding refinancings and resets, topping $130.6 billion4.
The downward pressure from secondary trading in the fourth quarter of 2018 forced new-issue pricing wider at the end of the year. New-issue spreads for single-B borrowers spiked at the end of December to 507 bps5, a 133 bps5 increase over December 2017. Excluding December 2018, new-issue spreads for single-B borrowers averaged 359 bps5 during 2018 (371 bps5 including December 2018), versus average new-issue spreads for single-B borrowers in 2017 of 381 bps5.
After peaking in March 2018 at 2.42%, the bank loan default rate at the end of 2018 was 1.63%6. This rate includes 156 defaults since the beginning of the year. For comparison, the bank loan default rate at the end of 2017 was 2.05%6.
THL Credit Senior Loan Fund Performance
As of December 31, 2018, the Fund had total investments in securities recorded at fair value of $180.9 million and net assets of  $128.3 million. The Fund’s net asset value (“NAV”) on December 31, 2018 was $17.29 per share, down from $18.37 per share on December 31, 2017. The Fund’s weighted average price of its loan and bond investments declined from 96.3 at December 31, 2017 to 93.3 at December 31, 2018, a 3.1% decline consistent with the overall market decline.
Since inception through December 31, 2018, on an annualized basis, the Fund had returns of 5.07% on a NAV basis, outperforming the Index over the same period which had a return of 3.46%2. For the twelve months ended December 31, 2018, the Fund had returns of 0.24% on a NAV basis, while the Index returned 1.14% over the same period. Similar to the overall market performance, the fourth quarter of 2018
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) December 31, 2018

was a complete reversal from the first three quarters of 2018 for the Fund. Over the first nine months of 2018, the Fund had returns of 5.34% on a NAV basis, outperforming the Index by 98 bps. However, in the last three months of 2018, the Fund had returns of  -4.84%, underperforming the Index by 176 bps.
Factors that have attributed the Fund’s overall outperformance over time have also contributed to the Fund’s underperformance in 2018.
First, the Fund utilizes leverage to seek to enhance returns to its investors by investing in assets with yield in excess of its cost of borrowing. However, in the event of a general market decline in the value of Fund’s assets, as experienced in the fourth quarter 2018, the effect of that decline is magnified because of the additional assets purchased with the proceeds from leverage. The Fund’s borrowings as of December 31, 2018 were $50.0 million, with the average borrowing during the year at $58.0 million. The average borrowings outstanding in 2018 were flat to the average borrowings outstanding in 2017.
Additionally, the Fund invests a portion of its assets in high yield corporate bonds, while the Index has no allocation to high yield corporate bonds. As of December 31, 2018, the Fund had invested 5.8% (as a percentage of par) of its assets in high yield corporate bonds. The high yield asset class returned -2.25%7 for the full year 2018 and -4.63%7 for the quarter ended December 31, 2018. From December 31, 2017 to December 31, 2018, the Fund’s weighted average market price of its high yield corporate bonds fell 99.6 to 88.6.
The Fund earned $13.7 million in interest income for the year ended December 31, 2018, an increase of 1.1% from the year ended December 31, 2017. The Fund benefited from rising reference rates, with 3-month US LIBOR rising from 1.69%8 at December 31, 2017 to 2.80%8 at December 31, 2018 and 1-month US LIBOR rising from 1.56%8 to 2.50%8 over the same time period. The rise in reference rates was tempered by a shift in the underlying rates being used. As of December 31, 2017, approximately 53% of the Fund’s floating rate securities were priced at 3-month US LIBOR; however, by December 31, 2018, the asset mix shifted to approximately 59% of the floating rate securities priced on 1-month US LIBOR. The benefit of the rise in reference rates was offset by a decrease in the Fund’s spreads over the period, with the Fund’s weighted average spread on its floating rate loans decreasing by 40 bps from December 31, 2017 to December 31, 2018. Overall, the weighted average coupon of the entire portfolio increased by approximately 50 bps from December 31, 2017 to December 31, 2018.
During 2018, the Fund had one holding, HGIM Corp., which declared chapter 11 bankruptcy and completed a reorganization. Charming Charlie LLC completed its reorganization in 2018 as well. Write-offs of accrued but unpaid interest of approximately $200k reduced interest income during the year.
Total Fund net expenses were $4.3 million in 2018, an increase of approximately $92,000 from 2017. Interest expense increased approximately $617,000 year-over-year. With the rise in LIBOR rates over 2018, the Fund’s average borrowing costs increased over 100 bps to 2.97%, and the Fund ended 2018 with a borrowing cost of 3.68%. The increase in expense due to rising borrowing costs were largely offset by expense reduction initiatives put into place when THL Credit took over the Fund. The Fund’s advisory fee decreased from 1.05% to 0.80% on June 22, 2018. This decrease, coupled with an overall decline in Managed Assets, resulted in a decrease in advisory fees of approximately $267,000 from 2017. Additionally, the Fund terminated its investor servicing agreement effective June 22, 2018, a savings of 5 bps annually. Investor servicing is currently provided by THL Credit under its advisory agreement. The Fund also terminated its outsourced Chief Compliance Officer (“CCO”), with THL Credit providing a CCO to the Fund as part of its advisory services. The elimination of both the investor servicing and outsourced CCO contract contributed to a decrease in expenses of approximately $62,000 compared to 2017. Finally, THL Credit agreed to limit certain specified, non-management expenses borne by the Fund to an amount not to exceed 0.25% per year. This expense cap resulted in a reduction in total expenses of  $138k. In addition to these specific cost reduction initiatives, the Fund’s professional fees decreased approximately $57,000 from 2017.
Net of Fund expenses, the Fund generated $9.4 million of net investment income, up 0.6% compared to 2017.
2   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Manager Commentary (unaudited) December 31, 2018

Please feel free to contact us at any time: tslf@thlcredit.com or 1.844.409.6354. Additional information is available on our website at www.thlcredittslf.com.
On behalf of the management team, I thank you for your continued commitment to the THL Credit Senior Loan Fund.
Sincerely,
Brian W. Good
President, THL Credit Senior Loan Fund
Senior Managing Director/Co-Head, Tradable Credit
The views expressed reflect the opinion of THL Credit as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. THL Credit is not obligated to publicly update or revise any of the views expressed herein.

1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilitates must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

2
Credit Suisse Leveraged Loan Index monthly returns for 2018 and 2017.

3
Credit Suisse Leveraged Loan Index average prices as of December 31, 2018 and 2017.

4
J.P. Morgan Leveraged Loan Market Monitor as of December 31, 2018.

5
S&P/LCD Quarterly Review – Fourth Quarter 2018.

6
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of December 31, 2018 and 2017.

7
ICE Bank of America Merrill Lynch U.S. High Yield Index, as per Bloomberg.

8
Bloomberg.

   THL Credit Senior Loan Fund Annual Report | December 31, 2018   3

THL Credit Senior Loan Fund
Performance & Statistics (unaudited) December 31, 2018

TSLF’s Portfolio Composition(1)
TSLF’s S&P Rating(2)
Portfolio Characteristics(3)
Weighted Average Loan Spread(4)	4.41%
Weighted Average Days to Reset	40
Weighted Average Coupon Rate	6.95%
Weighted Average Duration (Years)	0.38
Weighted Average Maturity (Years)	5.06
Number of Positions	171
(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized.

(6)
Operations commenced on September 20, 2013.

(7)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on December 31, 2018.

(8)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(9)
Top 10 Holdings does not include the Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Share Class, with represents 5.18% of the fair value of total investments held.

(10)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of December 31, 2018. Current information may differ from that shown.
TSLF Total Return
	1 Year	3 Year	5 Year	Since Inception(5)(6)
THL Credit Senior Loan Fund
NAV(7)	0.24%	6.96%	4.71%	5.07%
Market Price	(5.55)%	5.15%	3.32%	1.74%
CS Leveraged Loan Index(8)	1.14%	5.02%	3.32%	3.46%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)(9)
Getty Images, Inc., Initial Term Loan - First Lien	3.25%
Avaya, Inc., Tranche B Term Loan - First Lien	2.96%
Scientific Games International, Inc. (aka SGMS), Initial Term Loan B-5 - First Lien	1.84%
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan - First Lien	1.82%
Inovalon Holdings, Inc., Term Loan B - First Lien	1.48%
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B - First Lien	1.46%
Cvent Inc., Term Loan B - First Lien	1.31%
Alvogen Pharma US, Inc., Term Loan B - First Lien	1.29%
North American Lifting Holdings, Inc. (TNT Crane), Term Loan - First Lien	1.22%
CWGS Group, LLC, Term Loan - First Lien	1.21%
Top 5 Industry Holdings(1)(10)
High Tech Industries	20.90%
Services: Business	15.27%
Telecommunications	5.47%
Hotel, Gaming & Leisure	4.35%
Media: Broadcasting & Subscription	3.85%

4   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund Schedule of Investments†	December 31, 2018
Investments	Principal	Value
SENIOR LOANS(a) – 126.3% (89.5% of Total Investments)
Aerospace & Defense – 4.3%
Advanced Integration Technology LP, Term B-1 Loan – First Lien, 7.460% (3-Month USD LIBOR + 4.750%), 04/03/23(b)	$1,466,381	$1,451,718
Constellis Holdings LLC, Term Loan B – First Lien, 7.520% (1-Month USD LIBOR + 5.000%), 04/22/24(b)	1,970,000	1,891,200
Constellis Holdings LLC, Term Loan B – Second Lien, 11.520% (1-Month USD LIBOR + 9.000%), 04/21/25(b)	1,257,500	1,204,056
WP CPP Holdings (Consolidated Precision), Initial Term Loan – First Lien, 6.280% (3-Month USD LIBOR + 3.750%), 04/30/25	997,500	966,328
Total Aerospace & Defense		5,513,302
Automotive – 3.1%
APC Aftermarket (AP Exhaust Acquisition/CWD, LLC), Initial Term Loan – First Lien, 7.620% (3-Month USD LIBOR + 5.000%), 05/10/24(b)	1,016,171	924,716
Jason Incorporated, Initial Term Loan – First lien, 7.300% (3-Month USD LIBOR + 4.5000%), 06/30/21	1,196,829	1,162,917
Navistar, Inc., Tranche B Term Loan – First Lien, 5.890% (1-Month USD LIBOR + 3.500%), 11/06/24	1,985,000	1,920,487
Total Automotive		4,008,120
Banking, Finance, Insurance & Real Estate – 5.1%
Alliant Holdings Intermediate LLC (Alliant Holdings I LLC), 2018 Initial Term Loan – First Lien, 5.210% (1-Month USD LIBOR + 2.750%), 05/09/25	1,616,875	1,532,894
Aretec Group, Inc. (Cetera Financial Group), Term Loan – First Lien, 6.770% (1-Month USD LIBOR + 4.250%), 10/01/25	800,000	782,000
AssuredPartners Capital, Inc., 2017 September Refinancing Term Loan – First Lien, 5.770% (1-Month USD LIBOR + 3.250%), 10/22/24	493,597	467,377
Asurion LLC (Asurion Delivery and Installation Services, Inc.), Term Loan B-6 – First Lien, 5.520% (1-Month USD LIBOR + 3.000%), 11/03/23	1,541,924	1,482,175
Asurion LLC (Asurion Delivery and Installation Services, Inc.), Term Loan B-7 – First Lien, 5.520% (1-Month USD LIBOR + 3.000%), 11/03/24	497,500	477,446
Sedgwick Claims Management Services, Inc., Term Loan B – First Lien, (LIBOR + 3.25000%), 12/31/25(c)	462,500	443,038
USI, Inc., Term Loan B – First Lien, 5.800% (3-Month USD LIBOR + 3.000%), 05/16/24	1,481,250	1,401,633
Total Banking, Finance, Insurance & Real Estate		6,586,563
Beverage, Food & Tobacco – 1.9%
CHG PPC Parent LLC, Term Loan B – First Lien, 5.270% (1-Month USD LIBOR + 2.750%), 03/31/25(b)	870,625	837,977
Flavors Holdings, Inc., Tranche B Term Loan – First Lien, 8.550% (3-Month USD LIBOR + 5.750%), 04/03/20(b)	787,500	732,375
Flavors Holdings, Inc., Initial Term Loan – Second Lien, 12.800% (3-Month USD LIBOR + 10.000%), 10/03/21(b)	1,000,000	935,000
Total Beverage, Food & Tobacco		2,505,352
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   5

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Capital Equipment – 3.1%
Blount International, Inc., 2018 Term Loan B – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 04/12/23	$995,000	$990,647
Crosby US Acquisition Corp., Initial Term Loan – First Lien, 5.500% (1-Month USD LIBOR + 3.000%), 11/23/20(b)	1,439,691	1,302,920
Preferred Proppants LLC (Preferred Sands), Term Loan B-1 – First Lien, 8.550% (3-Month USD LIBOR + 5.750%), 07/27/20(b)	2,523,415	946,281
Vertiv Group Corp., Term Loan B – First Lien, 6.710% (3-Month USD LIBOR + 4.000%), 11/30/23	752,155	687,282
Total Capital Equipment		3,927,130
Chemicals, Plastics & Rubber – 2.9%
Polar US Borrower (SI Group Inc), Term Loan – First Lien, 7.190% (3-Month USD LIBOR + 4.750%), 10/15/25(b)	2,000,000	1,930,000
Verdesian Life Sciences LLC, Initial Term Loan – First Lien, 7.530% (3-Month USD LIBOR + 5.000%), 07/01/20(b)	1,933,358	1,817,356
Total Chemicals, Plastics & Rubber		3,747,356
Construction & Building – 1.1%
Westinghouse (Brookfield WEC Holdings, Inc.), Term Loan – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 08/01/25	1,500,000	1,457,947
Consumer Products: Durable – 2.1%
Serta Simmons Bedding, LLC, Term Loan – First Lien, 5.890% (1-Month USD LIBOR + 3.500%), 11/08/23	1,898,541	1,600,308
Serta Simmons Bedding, LLC, Term Loan – Second Lien, 10.430% (1-Month USD LIBOR + 8.000%), 11/08/24	1,450,000	1,045,211
Total Consumer Products: Durable		2,645,519
Consumer Products: Non Durable – 4.6%
ABG Intermediate Holdings 2 LLC, Term Loan 2017 – First Lien, 6.020% (1-Month USD LIBOR + 3.500%), 09/27/24(b)(c)	989,994	945,444
ABG Intermediate Holdings 2 LLC, Initial Term Loan – Second Lien, 10.270% (1-Month USD LIBOR + 7.750%), 09/29/25(b)	625,000	615,625
Fossil Group, Inc., Term Loan – First Lien, (LIBOR + 7.000%), 12/31/20(c)	1,375,000	1,384,164
International Textile Group, Inc., Term Loan – First Lien, 7.350% (1-Month USD LIBOR + 5.000%), 05/01/24	189,403	186,088
Pure Fishing, Inc. (SP PF Buyer), Term Loan – First Lien, (LIBOR + 4.25000%), 12/21/25(b)(c)	1,000,000	965,000
Varsity Brands, Inc. (Hercules Achievement), Initial Term Loan – First Lien, 6.020% (1-Month USD LIBOR + 3.500%), 12/16/24	990,005	959,686
ZEP, Inc. (Acuity Special Products), Initial Term Loan – First Lien, 6.800% (3-Month USD LIBOR + 4.000%), 08/12/24	987,500	888,750
Total Consumer Products: Non Durable		5,944,757
Containers, Packaging & Glass – 0.8%
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan – Second Lien, 10.910% (3-Month USD LIBOR + 8.500%), 10/21/24(b)	1,140,000	1,045,950
See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Energy: Oil & Gas – 4.6%
Delek US Holdings, Inc., Term Loan B – First Lien, 4.770% (1-Month USD LIBOR + 2.250%), 03/30/25	$744,375	$728,557
Gulf Finance, LLC, Tranche B Term Loan – First Lien, 7.890% (1-Month USD LIBOR + 5.250%), 08/25/23	2,309,419	1,781,139
HGIM Corp. (Harvey Gulf), Term Loan (Exit) – First Lien, 8.510% (3-Month USD LIBOR + 6.000%), 07/03/23	2,154,969	2,149,582
W3 Topco LLC (Total Safety), Initial Term Loan – First Lien, 8.510% (1-Month USD LIBOR + 6.000%), 03/08/22	1,234,296	1,233,525
Total Energy: Oil & Gas		5,892,803
Environmental Industries – 0.7%
EnergySolutions (Energy Capital Partners), Term Loan B – First Lien, 6.550% (3-Month USD LIBOR + 3.750%), 05/09/25	995,000	925,350
Healthcare & Pharmaceuticals – 4.3%
Alvogen Pharma US, Inc., Term Loan B – First Lien, 7.270% (1-Month USD LIBOR + 4.750%), 04/01/22	2,385,232	2,342,751
LifeScan Global Corp., Term Loan – First Lien, 8.400% (3-Month USD LIBOR + 6.000%), 10/01/24	1,137,500	1,077,781
Midwest Physician Administrative Services, LLC (ACOF V DP Acquiror LLC aka Dupage Medical Group), Initial Term Loan – Second Lien, 9.500% (1-Month USD LIBOR + 7.000%), 08/15/25(b)	734,282	711,336
RegionalCare Hospital Partners Holdings, Inc. (Lifepoint Health), Term Loan B – First Lien, 7.130% (3-Month USD LIBOR + 4.5000%), 11/14/25	1,406,250	1,338,138
Total Healthcare & Pharmaceuticals		5,470,006
High Tech Industries – 29.3%
Almonde, Inc. (Misys/Finastra), Dollar Term Loan – Second Lien, 10.050% (3-Month USD LIBOR + 7.250%), 06/13/25	500,000	463,215
AppLovin Corp., Term Loan B – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 08/15/25(c)	812,500	800,312
Banff Merger Sub, Inc. (BMC), Term Loan B – First Lien, 7.050% (3-Month USD LIBOR + 4.250%), 10/02/25	1,500,000	1,450,552
Bomgar Corp. (Brave Parent Holdings), Initial Term Loan – First Lien, 6.520% (1-Month USD LIBOR + 4.000%), 04/18/25	1,492,500	1,447,725
Canyon Valor Companies (GTCR Valor Cos., Inc. (aka Cision AB)), Initial Dollar Term Loan – First Lien, 5.550% (3-Month USD LIBOR + 2.750%), 06/16/23	1,878,382	1,812,169
ConvergeOne Holdings Corp., Term Loan – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 04/10/25	1,616,875	1,608,289
CPI Acquisition, Inc., Term Loan B – First Lien, 7.020% (3-Month USD LIBOR + 4.500%), 08/17/22	281,250	180,281
DigiCert, Inc. (Unipeg Merger Corp.), Term Loan B2 2017 – First Lien, 6.520% (1-Month USD LIBOR + 4.000%), 10/31/24	995,006	977,594
DigiCert, Inc. (Unipeg Merger Corp.), Term Loan – Second Lien, 10.520% (1-Month USD LIBOR + 8.000%), 10/31/25	600,000	584,250
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   7

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 29.3% (continued)
Drilling Info, Inc., Term Loan – First Lien, 6.770% (1-Month USD LIBOR + 4.250%), 07/30/25(b)	$498,750	$497,503
Dynatrace LLC, Term Loan – First Lien, 5.770% (1-Month USD LIBOR + 3.250%), 08/25/25	1,243,243	1,207,500
Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories), Term Loan B-3 – First Lien, 5.770% (1-Month USD LIBOR + 3.250%), 12/01/23	1,470,187	1,420,260
Help/Systems Holdings, Inc., Term Loan – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 03/28/25	663,333	638,458
Imperva, Inc. (Imperial Merger Sub, Inc), Term Loan – First Lien, (LIBOR + 4.000%), 01/12/26(b)(c)	666,667	657,500
Infoblox, Inc., New Term Loan – First Lien, 7.020% (1-Month USD LIBOR + 4.500%), 11/07/23	2,135,719	2,132,440
Infoblox, Inc., Term Loan – Second Lien, 11.270% (1-Month USD LIBOR + 8.750%), 11/07/24	1,000,000	997,500
Inovalon Holdings, Inc., Term Loan B – First Lien, 5.940% (1-Month USD LIBOR + 3.500%), 04/02/25	2,743,125	2,681,405
MH Sub I, LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 6.250% (1-Month USD LIBOR + 3.750%), 09/16/24	1,916,592	1,823,158
MH Sub I, LLC and Micro Holding Corp. (Internet Brands), Term Loan – Second Lien, 10.000% (1-Month USD LIBOR + 7.500%), 09/15/25(b)	250,000	233,750
MTS System Corp., Term Loan B 2017 – First Lien, 5.710% (1-Month USD LIBOR + 3.250%), 07/05/23	1,272,607	1,231,247
Plantronics, Inc., Term Loan B – First Lien, 5.020% (1-Month USD LIBOR + 2.500%), 07/02/25	1,745,625	1,684,092
PNI Canada Acquireco Corp. (Sandvine), Term Loan – First Lien, 6.850% (1-Month USD LIBOR + 4.5000%), 10/31/25(b)	433,333	424,667
Project Alpha Intermediate Holding, Inc. (Qlik), Term Loan B – First Lien, 5.940% (3-Month USD LIBOR + 3.500%), 04/26/24	1,970,000	1,905,975
Rocket Software, Inc., Term Loan – First Lien, 6.770% (1-Month USD LIBOR + 4.25000%), 11/28/25	729,167	716,771
SCS Holdings, Inc. (Sirius Computer Solutions), New Tranche B Term Loan – First Lien, 6.770% (1-Month USD LIBOR + 4.250%), 10/30/22(b)	1,262,020	1,247,822
SonicWALL, Inc., Term Loan – First Lien, 6.140% (3-Month USD LIBOR + 3.500%), 05/16/25	1,333,333	1,276,107
SonicWALL, Inc., Term Loan – Second Lien, 10.140% (3-Month USD LIBOR + 7.500%), 05/18/26(b)	900,000	888,750
Starfish – V Merger Sub, Inc. (Syncsort/Vero), Term Loan B – First Lien, 7.020% (1-Month USD LIBOR + 4.5000%), 08/16/24	987,525	978,578
TriTech Software Systems (Superion/SuperMoose), Term Loan – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 08/29/25	1,333,333	1,309,167
Uber Technologies, Inc., Term Loan – First Lien, 6.390% (1-Month USD LIBOR + 4.000%), 04/04/25	1,114,400	1,088,629
VeriFone Systems, Inc., Term Loan – First Lien, 6.640% (3-Month USD LIBOR + 4.000%), 08/20/25	960,000	931,200
See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 29.3% (continued)
Verscend Holding Corp, Term Loan B – First Lien, 7.020% (1-Month USD LIBOR + 4.500%), 08/27/25	$1,309,219	$1,269,942
Web.Com Group, Inc., Term Loan B – First Lien, 6.170% (3-Month USD LIBOR + 3.750%), 10/10/25	1,000,000	965,000
Total High Tech Industries		37,531,808
Hotel, Gaming & Leisure – 5.4%
AP Gaming I LLC (American Gaming Systems), 2018 Term Loan B – First Lien, 6.020% (1-Month USD LIBOR + 3.5000%), 02/15/24	1,077,378	1,060,318
Miller’s Ale House, Inc., Term Loan – First Lien, 7.100% (1-Month USD LIBOR + 4.750%), 05/30/25(b)	1,194,000	1,176,090
Scientific Games International, Inc. (aka SGMS), Initial Term Loan B-5 – First Lien, 5.250% (1-Month and 2-Month USD LIBOR + 2.750%), 08/14/24	3,536,103	3,330,249
Steak n Shake Operations, Inc., Term Loan – First Lien, 6.280% (1-Month USD LIBOR + 3.750%), 03/19/21	1,669,982	1,324,855
Total Hotel, Gaming & Leisure		6,891,512
Media: Advertising, Printing & Publishing – 0.7%
Harland Clarke Hldgs, Initial Term Loan – First Lien, 7.550% (3-Month USD LIBOR + 4.750%), 11/03/23	934,813	851,031
Media: Broadcasting & Subscription – 3.2%
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan – First Lien, 5.520% (1-Month USD LIBOR + 3.000%), 02/01/24	1,974,811	1,869,129
Tribune Company, Term Loan C – First Lien, 5.520% (1-Month USD LIBOR + 3.000%), 01/26/24	947,371	932,450
Urban One (Radio One, Inc.), Initial Term Loan – First Lien, 6.530% (1-Month USD LIBOR + 4.000%), 04/18/23	1,391,733	1,341,282
Total Media: Broadcasting & Subscription		4,142,861
Media: Diversified & Production – 5.0%
Getty Images, Inc., Initial Term Loan – First Lien, 6.020% (1-Month USD LIBOR + 3.500%), 10/18/19	6,018,667	5,873,858
SESAC Holdco II LLC, Term Loan – Second Lien, 9.760% (1-Month USD LIBOR + 7.250%), 02/24/25(b)	500,000	492,500
Total Media: Diversified & Production		6,366,358
Metals & Mining – 1.3%
ASP Prince Merger Sub, Inc. (aka PMHC II), Term Loan – First Lien, 6.160% (1-Month, 3-Month and 1-Year USD LIBOR + 3.500%), 03/31/25(b)	744,375	686,686
Big River Steel LLC (BRS Finance), Closing Date Term Loan – First Lien, 7.800% (3-Month USD LIBOR + 5.000%), 08/23/23	987,500	980,094
Total Metals & Mining		1,666,780
Retail – 4.6%
American Sportsman Holdings Co. (Bass Pro), Initial Term Loan – First Lien, 7.520% (1-Month USD LIBOR + 5.000%), 09/25/24	1,979,987	1,902,768
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   9

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Retail – 4.6% (continued)
BI-LO LLC (Southeastern Grocers), Initial Term Loan – First Lien, 10.780% (3-Month USD LIBOR + 8.000%), 05/31/24	$895,500	$860,423
CH Hold Corp. (Caliber Collision), Initial Term Loan – Second Lien, 9.770% (1-Month USD LIBOR + 7.250%), 02/03/25(b)	500,000	499,375
Charming Charlie LLC, Converted Tranche A Term Loan – First Lien, 12.490% (3-Month USD LIBOR + 5.000%, Plus 5.00% PIK), 04/24/23(b)(d)	391,194	199,509
Charming Charlie LLC, Converted Tranche B Term Loan – First Lien, 12.490% (3-Month USD LIBOR + 1.000%, Plus 9.00% PIK), 04/24/23(b)(d)	478,906	189,455
Charming Charlie LLC, VPF Facility Term Loan 2018 – First Lien, 20.000%, 05/15/19(b)(d)	22,886	22,886
CWGS Group LLC, Term Loan – First Lien, 5.130% (1-Month USD LIBOR + 2.750%), 11/08/23	2,405,703	2,185,172
Total Retail		5,859,588
Services: Business – 20.5%
Air Methods Corp., Term Loan B – First Lien, 6.300% (3-Month USD LIBOR + 3.500%), 04/21/24	2,000,000	1,595,710
ATS Consolidated, Inc. (American Traffic Solutions), Term Loan B – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 02/28/25(b)	620,313	606,355
Brand Energy & Infrastructure Services, Inc., Term Loan – First Lien, 6.730% (3-Month USD LIBOR + 4.250%), 06/21/24	693,241	660,117
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan – First Lien, 6.770% (1-Month USD LIBOR + 4.250%), 12/01/21	2,378,518	1,984,076
Cvent, Inc., Term Loan B – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 11/29/24(b)	2,468,844	2,370,090
EAB (Education Advisory Board/Avatar Purchaser, Inc.), Term Loan – First Lien, 6.410% (3-Month USD LIBOR + 3.750%), 11/15/24(b)	1,339,875	1,276,231
EagleView Technology Corp., Term Loan – First Lien, 5.960% (1-Month USD LIBOR + 3.500%), 08/14/25	1,000,000	956,665
Enterprise Merger Sub, Inc. (Envision Healthcare), Term Loan – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 10/10/25	900,000	841,176
Garda World Security Corp. (GW Horos Security Corp.), Term Loan B – First Lien, 6.240% (3-Month USD LIBOR + 3.500%), 05/24/24 (Canada)	590,531	564,448
I-Logic Technologies Bidco Ltd (Dealogic), Term Loan – First Lien, 5.770% (1-Month USD LIBOR + 3.25000%), 12/21/24(b)	1,362,487	1,334,386
Mavenir Systems, Inc., Term Loan B – First Lien, 8.390% (1-Month USD LIBOR + 6.000%), 05/08/25	995,000	991,896
Mitchell International, Inc., Term Loan – First Lien, 5.770% (1-Month USD LIBOR + 3.25000%), 11/29/24	997,487	963,827
Mitchell International, Inc., Initial Term Loan – Second Lien, 9.770% (1-Month USD LIBOR + 7.250%), 12/01/25	666,667	650,420
New Insight Holdings, Inc. (Research Now), Initial Term Loan – First Lien, 8.020% (1-Month USD LIBOR + 5.500%), 12/20/24	2,027,238	1,994,295
See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 20.5% (continued)
North American Lifting Holdings, Inc. (TNT Crane), Term Loan – First Lien, 7.300% (3-Month USD LIBOR + 4.500%), 11/27/20	$2,421,681	$2,210,995
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien, 11.800% (3-Month USD LIBOR + 9.000%), 11/26/21	1,018,631	874,750
Red Ventures LLC, Term Loan B-1 – First Lien, 5.520% (1-Month USD LIBOR + 3.000%), 11/08/24(b)	1,630,913	1,557,521
Shutterfly, Inc., Incremental Term Loan – First Lien, 5.280% (1-Month USD LIBOR + 2.750%), 08/17/24	621,879	603,614
TKC Holdings, Inc., Initial Term Loan – First Lien, 6.280% (1-Month USD LIBOR + 3.750%), 02/01/23	982,500	937,678
TKC Holdings, Inc., Initial Term Loan – Second Lien, 10.530% (1-Month USD LIBOR + 8.000%), 02/01/24	500,000	493,170
Trader Corp., 2017 Refinancing Term Loan – First Lien, 5.510% (1-Month USD LIBOR + 3.000%), 09/28/23(b)	916,519	882,150
Travel Leaders Group, LLC, New Term Loan B – First Lien, 6.460% (1-Month USD LIBOR + 4.000%), 01/25/24	995,000	989,612
USIC Holdings, Inc., New Term Loan – First Lien, 5.770% (1-Month USD LIBOR + 3.500%), 12/08/23	980,245	933,683
Total Services: Business		26,272,865
Services: Consumer – 4.3%
Cambium Learning, Inc., Term Loan – First Lien, (LIBOR + 4.5000%), 12/18/25(b)(c)	1,000,000	953,750
Heartland Dental LLC, Initial Term Loan – First Lien, 6.270% (1-Month USD LIBOR + 3.750%), 04/30/25	1,026,064	986,304
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – First Lien, 5.520% (1-Month USD LIBOR + 3.000%), 05/01/25	917,500	900,297
TruGreen LP, Initial Incremental Term Loan – First Lien, 6.420% (1-Month USD LIBOR + 4.000%), 04/13/23(b)	982,563	975,193
Weight Watchers International, Inc., 2017 Term Loan B – First Lien, 7.560% (3-Month USD LIBOR + 4.750%), 11/29/24	1,710,000	1,695,037
Total Services: Consumer		5,510,581
Telecommunications – 7.0%
Avaya, Inc., Tranche B Term Loan – First Lien, 6.700% (1-Month and 2-Month USD LIBOR + 4.250%), 12/16/24	5,539,941	5,363,355
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B – First Lien, 5.580% (3-Month USD LIBOR + 3.000%), 11/03/23	2,979,849	2,643,871
Sprint Communications, Inc., 2018 Incremental Term Loan – First Lien, 5.560% (1-Month USD LIBOR + 3.000%), 02/02/24	1,000,000	970,000
Total Telecommunications		8,977,226
Transportation: Cargo – 4.3%
Commercial Barge Line Co. (American Commercial Lines), Initial Term Loan – First Lien, 11.270% (1-Month USD LIBOR + 8.750%), 11/12/20	2,287,115	1,660,445
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien, 8.300% (3-Month USD LIBOR + 5.500%), 08/18/22	3,360,819	3,299,198
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   11

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Transportation: Cargo – 4.3% (continued)
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 11.300% (3-Month USD LIBOR + 8.500%), 08/18/23(b)	$500,000	$501,250
Total Transportation: Cargo		5,460,893
Wholesale – 2.1%
4L Technologies, Inc. (Clover Technologies Group LLC), Term Loan – First Lien, 7.020% (1-Month USD LIBOR + 4.500%), 05/08/20(b)	850,153	806,583
Associated Asphalt Partners, LLC (Road Holdings III, LLC), Term Loan B – First Lien, 7.770% (1-Month USD LIBOR + 5.250%), 04/05/24	983,214	953,718
United Natural Foods, Term Loan B – First Lien, 6.770% (1-Month USD LIBOR + 4.25000%), 10/22/25	1,200,000	988,200
Total Wholesale		2,748,501
Total Senior Loans (Cost $170,209,403)		161,950,159
CORPORATE BONDS – 7.0% (4.9% of Total Investments)
Aerospace & Defense – 0.1%
TransDigm, Inc., 6.375%, 06/15/26	99,000	92,583
Beverage, Food & Tobacco – 0.1%
Post Holdings, Inc., 5.750%, 03/01/27(e)	101,000	94,814
Capital Equipment – 0.3%
Titan Acquisition Ltd (Husky), 7.750%, 04/15/26 (Multinational)(e)	520,000	448,871
Chemicals, Plastics & Rubber – 0.2%
Berry Global Group, Inc., 4.500%, 02/15/26(e)	246,000	226,474
Containers, Packaging & Glass – 0.2%
Multi-Color Corp., 4.875%, 11/03/25(e)	335,000	288,623
Energy: Electricity – 0.1%
TerraForm Power Operating LLC, 4.250%, 01/31/23(e)	99,000	93,029
TerraForm Power Operating LLC, 5.000%, 01/31/28(e)	99,000	87,522
Total Energy: Electricity		180,551
Environmental Industries – 0.3%
GFL Environmental, Inc., 5.375%, 03/01/23 (Canada)(e)	400,000	355,000
Healthcare & Pharmaceuticals – 0.2%
Bausch Health Companies, 6.500%, 03/15/22 (Canada)(e)	129,000	129,849
Bausch Health Companies, 5.500%, 11/03/25 (Canada)(e)	102,000	96,135
Total Healthcare & Pharmaceuticals		225,984
High Tech Industries – 0.2%
Uber Technologies, Inc., 7.500%, 11/01/23(e)	150,000	145,437
Uber Technologies, Inc., 8.000%, 11/01/26(e)	150,000	145,250
Total High Tech Industries		290,687
See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Principal	Value
CORPORATE BONDS (continued)
Hotel, Gaming & Leisure – 0.8%
Caesars Resort Collection LLC/CRC Finco, Inc., 5.250%, 10/15/25(e)	$308,000	$268,666
International Game Technology PLC, 6.250%, 01/15/27 (United Kingdom)(e)	102,000	98,430
Scientific Games International, Inc. (aka SGMS), 5.000%, 10/15/25(e)	250,000	224,375
Wynn Las Vegas LLC, 4.250%, 05/30/23(e)	175,000	165,083
Wynn Las Vegas LLC, 5.250%, 05/17/27(e)	249,000	221,610
Total Hotel, Gaming & Leisure		978,164
Media: Broadcasting & Subscription – 2.2%
CCO Holdings LLC (Charter Communications), 5.000%, 02/01/28(e)	250,000	230,469
CSC Holdings LLC, 5.500%, 04/15/27(e)	100,000	93,781
CSC Holdings LLC, 5.375%, 02/01/28(e)	194,000	178,661
Gray Television, Inc., 5.125%, 10/15/24(e)	350,000	324,348
Radiate Holdco LLC (RCN Grande), 6.875%, 02/15/23(e)	96,000	87,480
Urban One (Radio One, Inc.), 7.375%, 04/15/22(e)	2,000,000	1,906,063
Total Media: Broadcasting & Subscription		2,820,802
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc., 4.550%, 11/14/24	99,000	91,807
Retail – 0.1%
Lithia Motors, Inc., 5.250%, 08/01/25(e)	128,000	118,760
Services: Business – 1.0%
ASP AMC Merger Sub, Inc. (Air Methods), 8.000%, 05/15/25(e)	744,000	403,089
Iron Mountain US Holdings, Inc., 5.375%, 06/01/26(e)	383,000	346,117
Iron Mountain, Inc., 4.375%, 06/01/21(e)	383,000	379,701
Iron Mountain, Inc., 5.250%, 03/15/28(e)	98,000	86,546
United Rentals (North America), Inc., 4.875%, 01/15/28	150,000	132,844
Total Services: Business		1,348,297
Services: Consumer – 0.2%
NetFlix, Inc., 4.875%, 04/15/28	308,000	281,435
Telecommunications – 0.7%
Frontier Communications Corp. (aka Citizens Comm), 8.500%, 04/01/26(e)	108,000	94,703
GTT Communications, Inc., 7.875%, 12/31/24(e)	325,000	279,906
Level 3 Financing, Inc., 5.375%, 01/15/24	150,000	143,750
Rackspace Hosting Inc. (Inception Merger Sub, Inc.), 8.625%, 11/15/24(e)	508,000	396,875
Total Telecommunications		915,234
Wholesale – 0.2%
Beacon Escrow Corp., 4.875%, 11/03/25(e)	255,000	224,878
Total Corporate Bonds (Cost $9,969,860)		8,982,964
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   13

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2018
Investments	Shares	Value
COMMON STOCKS – 0.1% (0.1% of Total Investments)
Energy: Oil & Gas – 0.1%
HGIM Corp. (Harvey Gulf)*(b)	2,717	$108,680
Retail – 0.0%(f)
Charming Charlie LLC*(b)(d)	4,376,711	17,507
Total Common Stocks (Cost $738,997)		126,187
WARRANTS – 0.4% (0.3% of Total Investments)
Energy: Oil & Gas – 0.4%
HGIM Corp. (Harvey Gulf), Expiration date: 07/02/43*(b) (Cost $472,614)	12,139	503,768
MONEY MARKET FUND – 7.3% (5.2% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 2.33%(g) (Cost $9,380,901)	9,380,901	9,380,901
Total Investments in Securities – 141.1% (Cost $190,771,775)		180,943,979
Line of Credit Payable – (39.0)%		(50,000,000)
Liabilities in Excess of Other Assets – (2.1)%		(2,693,572)
Net Assets – 100.0%		$128,250,407

*
Non-income producing security.

†
Securities are US securities, unless otherwise noted below.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). LIBOR was utilized as benchmark lending rates for the senior loans at December 31, 2018. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2.

(c)
All or a portion of this position has not settled as of December 31, 2018. The Fund will not accrue interest on its senior loans until the settlement date at which point LIBOR will be established.

(d)
Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(e)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $8,240,545 which represents approximately 6.4% of net assets as of December 31, 2018. Unless otherwise noted, 144A securities are deemed to be liquid.

(f)
Less than 0.05%.

(g)
Rate shown reflects the 7-day yield as of December 31, 2018.

See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund Schedule of Investments† (concluded)	December 31, 2018
SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	4.4%
Automotive	3.1
Banking, Finance, Insurance & Real Estate	5.1
Beverage, Food & Tobacco	2.0
Capital Equipment	3.4
Chemicals, Plastics & Rubber	3.1
Construction & Building	1.1
Consumer Products: Durable	2.1
Consumer Products: Non Durable	4.6
Containers, Packaging & Glass	1.0
Energy: Electricity	0.1
Energy: Oil & Gas	5.1
Environmental Industries	1.0
Healthcare & Pharmaceuticals	4.5
High Tech Industries	29.5
Hotel, Gaming & Leisure	6.2
Media: Advertising, Printing & Publishing	0.7
Media: Broadcasting & Subscription	5.4
Media: Diversified & Production	5.0
Metals & Mining	1.4
Retail	4.7
Services: Business	21.5
Services: Consumer	4.5
Telecommunications	7.7
Transportation: Cargo	4.3
Wholesale	2.3
Money Market Fund	7.3
Total Investments	141.1
Line of Credit Payable	(39.0)
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   15

THL Credit Senior Loan Fund Statement of Assets and Liabilities	December 31, 2018
ASSETS
Investments, at value (cost $190,771,775)	$180,943,979
Cash	333,780
Receivable for investments sold	1,572,867
Interest receivable	667,289
Due from advisor (Note 5)	143,096
Prepaid and other expenses	24,728
Total Assets	183,685,739
LIABILITIES
Borrowings (Note 4)	50,000,000
Payable for securities purchased	5,073,417
Advisory fee payable (Note 5)	128,204
Net unrealized depreciation on delayed draw loan commitments	3,168
Other accrued expenses	230,543
Total Liabilities	55,435,332
Net Assets	$128,250,407
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,296,153
Total distributable loss(1)	(13,045,746)
Net Assets	$128,250,407
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$17.29

(1)
Effective December 31, 2018, the Funds have adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X in which the SEC eliminated the requirement to disclose undistributed/(overdistributed) net investment income. (See Note 2)

See accompanying Notes to Financial Statements
16   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund Statement of Operations	For the Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$13,671,827
Total Investment Income	13,671,827
EXPENSES:
Advisory fees (Note 5)	1,785,955
Interest expense & fees on borrowings (Note 4)	1,743,609
Professional fees	283,846
Trustees’ fees and expenses (Note 5)	144,500
Administration fees	123,966
Investor support services fees (Note 5)	46,053
Insurance expense	40,072
Printing and mailing expense	38,868
Custodian fees	25,000
NYSE listing fee	23,750
Transfer agent fees	20,640
Compliance fees	19,340
Other expenses	117,212
Total Expenses	4,412,811
Less expense waivers and reimbursements (Note 5)	(138,414)
Net Expenses	4,274,397
Net Investment Income	9,397,430
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized loss investments	(3,324,798)
Net change in unrealized depreciation on investments	(5,534,654)
Net change in unrealized depreciation on delayed draw loan commitments	(2,406)
Net realized and change in unrealized loss on investments and delayed draw loan commitments	(8,861,858)
Net Increase in Net Assets from Operations	$535,572

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   17

THL Credit Senior Loan Fund Statement of Changes in Net Assets	Year Ended December 31, 2018	Year Ended December 31, 2017(1)
OPERATIONS
Net investment income	$9,397,430	$9,336,799
Net realized loss on investments	(3,324,798)	(795,680)
Net change in unrealized depreciation on investments and delayed draw loan commitments	(5,537,060)	(1,420,141)
Net increase in net assets from operations	535,572	7,120,978
Distributions to shareholders(2)	(8,583,771)	(9,080,482)
Net Decrease in Net Assets	(8,048,199)	(1,959,504)
NET ASSETS:
Beginning of year	$136,298,606	$138,258,110
End of year	$128,250,407	$136,298,606

(1)
Effective December 31, 2018, The Fund has adopted disclosure requirements in Reg S-X, which require the presentation of total, rather than the components of distributable earnings on the Statement of Assets and Liabilities and Statement of Changes in Net Assets. The presentation of the distributions in 2017 has been conformed to the current year presentation. In 2017, distributions were made from net investment income.

Additionally, the requirement to disclose undistributed net investment income was removed. Undistributed net investment income previously reported for the year ended December 31, 2017 was $564,292.
(2)
Distributions to the shareholders generally come from a) net investment income; b) net realized gain from investment; and c) other sources. Distributions that represent a tax basis return of capital, if any, are not included and are disclosed separately.

See accompanying Notes to Financial Statements
18   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan FundFor the Year Ended
Statement of Cash Flows December 31, 2018

Cash Flows From Operating Activities:
Net increase in net assets from operations	$535,572
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(108,730,078)
Proceeds from sales of investments	116,356,725
Net decrease in money market funds	1,115,808
Net change in unrealized depreciation on investments	5,534,654
Net change in unrealized depreciation on delayed draw loan commitments	2,406
Net accretion/amortization of premium or discount	(578,168)
Net increase in realized gains from principal paydowns	(540,916)
Net realized loss on investments	3,324,798
Decrease in receivable for investments sold	1,846,566
Decrease in interest receivable	157,450
Decrease in prepaid expenses	2,106
Increase in due from advisor	(143,096)
Decrease in payable for investments purchased	(2,373,062)
Decrease in advisory fee payable	(47,369)
Decrease in investor support services fee payable	(8,361)
Decrease in compliance fee payable	(2,494)
Increase in other accrued expenses	97,457
Net cash provided by operating activities	16,549,997
Cash Flows from Financing Activities:
Repayments of borrowings	(8,000,000)
Distributions paid	(8,583,771)
Net cash used by financing activities	(16,583,771)
Net decrease in cash	(33,774)
Cash, beginning of year	367,554
Cash, end of year	$333,780
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$1,743,609

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   19

THL Credit Senior Loan Fund Financial Highlights	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of year	$18.37	$18.64	$17.25	$18.74	$19.42
Operations:
Net investment income(1)	1.27	1.26	1.37	1.36	1.25
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments(2)	(1.19)	(0.31)	1.29	(1.50)	(0.50)
Total income (loss) from operations	0.08	0.95	2.66	(0.14)	0.75
Distributions to shareholders from:
Net investment income	(1.16)	(1.22)	(1.27)	(1.27)	(1.32)
Net realized gains	—	—	—	(0.08)	(0.11)
Total distributions to shareholders	(1.16)	(1.22)	(1.27)	(1.35)	(1.43)
Net assets value per share, end of year	$17.29	$18.37	$18.64	$17.25	$18.74
Market price per share, end of year	$14.86	$16.86	$18.74	$15.86	$17.06
Total return:(3)
Net asset value	0.24%	5.23%	15.99%	(0.96)%	3.87%
Market value	(5.55)%	(3.65)%	27.75%	0.69%	0.58%
Ratios/Supplemental Data:
Net Assets, end of year (000’s)	$128,250	$136,299	$138,258	$127,955	$139,025
Ratio of expenses, including interest on borrowings, to average net assets	3.13%	3.03%	2.65%	2.63%	2.38%
Ratio of net investment Income, including interest on borrowings, to average net assets	6.89%	6.76%	7.72%	7.37%	6.44%
Portfolio turnover rate	57%	59%	41%	34%	93%
Borrowings:
Aggregate principal amount, end of year (000s)	$50,000	$58,000	$52,000	$52,000	$49,000
Average borrowings outstanding during the year (000s)	$57,978	$57,329	$52,929	$56,099	$41,834
Asset coverage, end of year per $1,000 of debt(4)	$3,565	$3,350	$3,658	$3,461	$3,837

(1)
Based on average daily shares outstanding.

(2)
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
20   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements   December 31, 2018

1. ORGANIZATION
THL Credit Senior Loan Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013.
The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”).
Through June 21, 2018, Four Wood Capital Advisors LLC (“FWCA”) served as the Fund’s investment adviser. FWCA had engaged THL Credit Advisors LLC (“THL Credit”), or the “Advisor” to serve as the sub-adviser to the Fund. On June 22, 2018, THL Credit commenced serving as the sole investment adviser to the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) that was approved by the Fund’s Board of Trustees (the “Board”) in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Board also approved a new, non-interim, advisory agreement between the Fund and THL Credit (the “New Advisory Agreement”), which was approved by the Fund’s shareholders on August 3, 2018.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Regulation S-X to simplify the reporting of information by registered investment companies in their financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of FWCA (through June 21, 2018) and THL Credit. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   21

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sourced using independent brokers, the Fund shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Money market funds are valued at their net asset value.
If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a
22   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2018:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$966,328	$4,546,974	$5,513,302
Automotive	—	3,083,404	924,716	4,008,120
Banking, Finance, Insurance & Real Estate	—	6,586,563	—	6,586,563
Beverage, Food & Tobacco	—	—	2,505,352	2,505,352
Capital Equipment	—	1,677,929	2,249,201	3,927,130
Chemicals, Plastics & Rubber	—	—	3,747,356	3,747,356
Construction & Building	—	1,457,947	—	1,457,947
Consumer Products: Durable	—	2,645,519	—	2,645,519
Consumer Products: Non Durable	—	3,418,688	2,526,069	5,944,757
Containers, Packaging & Glass	—	—	1,045,950	1,045,950
Energy: Oil & Gas	—	5,892,803	—	5,892,803
Environmental Industries	—	925,350	—	925,350
Healthcare & Pharmaceuticals	—	4,758,670	711,336	5,470,006
High Tech Industries	—	33,581,816	3,949,992	37,531,808
Hotel, Gaming & Leisure	—	5,715,422	1,176,090	6,891,512
Media: Advertising, Printing & Publishing	—	851,031	—	851,031
Media: Broadcasting & Subscription	—	4,142,861	—	4,142,861
Media: Diversified & Production	—	5,873,858	492,500	6,366,358
Metals & Mining	—	980,094	686,686	1,666,780
Retail	—	4,948,363	911,225	5,859,588
Services: Business	—	18,246,132	8,026,733	26,272,865
Services: Consumer	—	3,581,638	1,928,943	5,510,581
Telecommunications	—	8,977,226	—	8,977,226
Transportation: Cargo	—	4,959,643	501,250	5,460,893
Wholesale	—	1,941,918	806,583	2,748,501
Corporate Bonds*	—	8,982,964	—	8,982,964
Common Stocks*	—	—	126,187	126,187
Warrants*	—	—	503,768	503,768
Money Market Fund	9,380,901	—	—	9,380,901
Total Investments	$9,380,901	$134,196,167	$37,366,911	$180,943,979

*
Please refer to Schedule of Investments for breakdown of valuations by industry.

   THL Credit Senior Loan Fund Annual Report | December 31, 2018   23

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Common Stocks	Warrants	Total
Balance as of December 31, 2017	$52,376,821	$—	$—	$52,376,821
Realized gain (loss)	297,114	(258,184)	—	38,930
Change in unrealized appreciation/(depreciation)	(3,191,303)	230,261	31,153	(2,929,889)
Amortization (accretion)	156,581	—	—	156,581
Purchases	14,046,248	9,031	40,291	14,095,570
Sales and principal paydowns	(29,222,608)	—	—	(29,222,608)
Transfers into Level 3	10,784,157	145,079	432,324	11,361,560
Transfers out of Level 3	(8,510,054)	—	—	(8,510,054)
Balance as of December 31, 2018	$36,736,956	$126,187	$503,768	$37,366,911
Net change in unrealized appreciation/(depreciation) attributable to level 3 investments held at December 31, 2018	$(4,418,094)	$230,261	$31,153	$(4,156,680)

Investments were transferred into and out of Level 3 during the year ended December 31, 2018 due to changes in the quantity and quality of information, specifically the number of vendor quotes available and the staleness of prices, obtained to support the fair value of each investment as assessed by the Advisor.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Input	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	$36,325,106	Third-party vendor pricing service	Broker quotes	N/A	Increase
Senior Loans	411,850	Market comparable companies(2)	EBITDA Multiple Private Company Discount	3.4 – 4.0x 10%	Increase Decrease
Common Stocks	108,680	Third-party vendor pricing service	Broker quotes	N/A	Increase
Common Stocks	17,507	Market comparable companies(2)	EBITDA Multiple Private Company Discount	3.4 – 4.0x 10%	Increase Decrease
Warrants	503,768	Third-party vendor pricing service	Broker quotes	N/A	Increase

(1)
This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

(2)
Earnings multiples are based on comparable companies and transactions of comparable companies.

24   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed Insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
The difference between cost and fair value on open investments is reflected as unrealized gain (loss) on investments, and any change in that amount from prior period is reflected as change in unrealized gain (loss) on investment in the accompanying statement of operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. In early 2019, the Fund will pay an excise tax liability of approximately $29,302 relating to the tax year 2018.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2018, the tax years ended December 31, 2015, 2016, 2017 and 2018 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   25

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At December 31, 2018, 84.0% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At December 31, 2018, the Fund had invested $12,236,107 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On October 4, 2017, the Fund entered into a $65.0 million credit agreement with Societe Generale, New York Branch, expiring on October 2, 2020 (the “Credit Facility”) to pay off and replace the Fund’s previous facility with The Bank of New York Mellon. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing.
The Credit Facility bears an unused commitment fee on the unused portion of the Unused Facility Amount equal to 0.55% on any day that the outstanding principal balance is less than 85% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to LIBOR for one month plus 0.95% per annum and is payable monthly.
26   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

4. BORROWINGS (concluded)
The Credit Facility was amended on June 21, 2018 to reflect the change in the Fund’s advisor. No other terms of the facility were amended.
At December 31, 2018, the Fund had borrowings outstanding of  $50,000,000 at an interest rate of 3.68%. For the year ended December 31, 2018, the average borrowings under the Credit Facility and the average interest rate were $57,978,082 and 2.97%, respectively. For the year ended December 31, 2018, the Fund did not incurred unused commitment fees. As of December 31, 2018, the Fund’s effective leverage represented 28.1% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2018.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
Through June 21, 2018, FWCA administered the business and affairs of the Fund. FWCA also selected (subject to Board approval), contracted with and compensated THL Credit to manage the investment and reinvestment of the assets of the Fund. FWCA did not itself manage the Fund’s portfolio of assets but had ultimate responsibility to oversee THL Credit as a sub-advisor. In this connection, FWCA oversaw THL Credit’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviewed THL Credit’s performance and reported periodically on such performance to the Board.
The Fund paid FWCA as compensation under an advisory agreement an annual fee in an amount equal to 1.05% of the value of the Fund’s average daily Managed Assets through June 21, 2018.
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   27

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (continued)

Beginning June 22, 2018, THL Credit became the sole investment adviser to the Fund, taking over the responsibilities for administering the business and affairs of the Fund, along with the management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund. For the period from June 22, 2018 through August 2, 2018, the Fund paid THL Credit as compensation under the Interim Advisory Agreement an annual fee in an amount equal to 0.80% of the value of the Fund’s average daily Managed Assets. Effective August 3, 2018, the Fund pays THL Credit as compensation under the New Advisory Agreement an annual fee in an amount equal to 0.80% of the value of the Fund’s average daily Managed Assets.
THL Credit has agreed to limit, indefinitely, certain specified expenses (including investor relations/investor support servicing fees, treasury function expenses, compliance fees, professional fees, third-party fund administration and accounting fees, printing and mailing expenses, listing fees, fees and expenses of the independent Trustees, and other expenses) (“Specified Expenses”) borne by the Fund to an amount not to exceed 0.25% per year (the “Expense Cap”) of the Fund’s Managed Assets (pro-rated for the period in 2018 during which THL Credit serves as the Fund’s sole investment adviser). The Expense Cap will be measured on an annual basis, based on the Fund’s Managed Assets on December 31st of each year. In any year the Specified Expenses exceed the Expense Cap, THL Credit will promptly reimburse the Fund to eliminate such excess. THL Credit will not seek reimbursement for any amounts paid to the Fund under this agreement. During the year ended December 31, 2018, the expenses exceeding the Expense Cap to be reimbursed by THL Credit amounted to $138,414 and are disclosed in the Statement of Operations.
Additionally, THL Credit has also agreed to bear up to $500,000 of certain expenses (including legal fees, fees incurred by the Independent Trustees, and costs incurred with the preparation and printing and mailing of proxy materials, proxy solicitation, and holding the shareholder meeting to approve the New THL Agreement) in connection with the transfer of the advisory relationship from FWCA to THL Credit. The Fund has not recognized any expenses related to the transfer of the advisory relationship in its Statement of Operations for the year ended December 31, 2018.
As of December 31, 2018, the Fund has a receivable from THL Credit of  $143,096 on its Statement of Assets and Liabilities for costs paid in connection with the transfer of the advisory relationship and for estimated expenses in excess of the Expense Cap.
The Fund also had retained until June 21, 2018 Four Wood Capital Partners LLC (“FWCP”), an affiliate of FWCA, to provide investor support services in connection with the on-going operation of the Fund. Such services included providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund paid FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the value of the average daily Managed Assets of the Fund. Upon termination, effective June 22, 2018, THL Credit provides investor support services as part of its advisory relationship and the Fund no longer bears the annual fee of 0.05% of the value of the Fund’s average daily Managed Assets for the provision of such services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
28   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
Foreside Compliance Services, LLC provided a Chief Compliance Officer to the Fund through June 21, 2018.
The Fund pays every independent trustee a fee of  $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2018, purchases and sales of investments, other than purchases and sales of money market investments, were $108,730,078 and $116,356,725, respectively.
7. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2018:
Shares of common stock, beginning of year	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of year	7,418,990

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Advisor has reviewed all open tax years and concluded that there was no other impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2015, 2016, 2017 and 2018 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2018, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The reclassifications decreased accumulated net realized loss on investments by $540,915, decreased accumulated net investment income by $523,157, and decreased paid-in-capital by $17,758.
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   29

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

8. INCOME TAX INFORMATION (concluded)
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2017	$9,080,482	$—
2018	$8,583,771	$—
As of December 31, 2018 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$ —	$4,069,575	$4,069,575
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. During the fiscal year ended December 31, 2018, the Fund did not incur such losses.
At December 31, 2018, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$854,794	$4,069,575	$9,830,965
At December 31, 2018, the cost basis of portfolio securities for federal income tax purposes is $190,771,775. Gross unrealized appreciation is $401,642, gross unrealized depreciation is $10,232,607 and net unrealized depreciation is $9,830,965. There is no difference between book and tax cost basis.
9. DELAYED DRAW LOAN COMMITMENTS
As of December 31, 2018, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:
Loan	Principal Amount	Cost	Value	Net Unrealized Depreciation
Charming Charlie LLC, Vendor Payment Financing Facility – First Lien	$282,264	$282,264	$282,264	$—
Heartland Dental LLC, Delayed Draw Term Loan – First Lien	93,913	93,442	90,274	3,168
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized depreciation on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statements of Operations.
30   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2018

10. SHAREHOLDER CONCENTRATIONS
As of December 31, 2018, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
First Trust Portfolios LP	18.0%
Advisors Asset Management Inc.	6.2%
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
11. NEW ACCOUNTING PRONOUNCEMENT
FASB Accounting Standards Update (“ASU”) 2016-15: Statement of Cash Flows (Topic 230) —  Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”)
In August 2016, the FASB issued ASU 2016-15, which seeks to reduce diversity in how certain cash payments are presented in the Statement of Cash Flows. Under ASU 2016-15, an entity will need to conform to the presentation as prescribed for eight specific cash flow issues. This guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. The application of this guidance did not have a material impact on the Fund’s financial statements.
FASB ASU 2016-18: Statement of Cash Flows (Topic 230) — Restricted Cash (“ASU 2016-18”)
In November 2016, the FASB issued ASU 2016-18, which requires entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. The application of this guidance did not have a material impact on the Fund’s financial statements.
FASB ASU 2017-08, Receivables — Nonrefundable Fees and other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”)
The FASB has issued ASU 2017-08, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The new guidance does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those years. Management is currently evaluating the impact, if any, of applying this guidance to the Fund’s financial statements.
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   31

THL Credit Senior Loan Fund
Notes to Financial Statements (concluded)   December 31, 2018

11. NEW ACCOUNTING PRONOUNCEMENT (concluded)
FASB ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”)
The FASB has issued ASU 2018-13, which impacts fair value disclosure for both private and public companies. ASU 2018-13 adds, removes, and modifies fair value disclosures. ASU 2018-13 is effective for fiscal years beginning after December 31, 2019, and interim periods within those years. The guidance allows for early adoption, and an entity is permitted to adopt early any removed or modified disclosures upon issuance of ASU 2018-13 and delay adoption of the additional disclosures until their effective date. The Fund elected early adoption of ASU 2018-13 in the second half of 2018. The application of the guidance did not have a material impact on the Fund’s financial statements.
14. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 31, 2019, the Fund paid a regularly scheduled distribution in the amount of  $0.101 per share to shareholders of record as of January 18, 2019.
The Fund declared a regularly scheduled distribution in the amount of  $0.101 per share payable on February 28, 2019 to shareholders of record as of February 15, 2019.
On February 28, 2019, the Fund paid down $6 million on its credit facility, bringing the total borrowings outstanding to $44,000,000.
32   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Report of Independent Registered Public Accounting Firm December 31, 2018

To the Shareholders and the Board of Trustees of
THL Credit Senior Loan Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of THL Credit Senior Loan Fund (the Fund) as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and agent banks or by other appropriate audit procedures, where replies from custodian or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the auditor of THL Credit Senior Loan Fund since 2013.
Boston, Massachusetts
February 28, 2019
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   33

THL Credit Senior Loan Fund
Supplemental Information (unaudited)December 31, 2018

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders
34   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2018

Dividend Reinvestment Plan (continued)

in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

   THL Credit Senior Loan Fund Annual Report | December 31, 2018   35

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (concluded)December 31, 2018

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

36   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Additional Information (unaudited) December 31, 2018

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2018, are designated as “qualified dividend income”:
Fund	0.00%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2018, that qualify for the corporate dividend received deduction is set forth below:
Fund	0.00%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-844-409-6354; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-844-409-6354 and on the Commission’s website.
Annual Shareholder Meeting
The Fund’s 2019 Annual Meeting of Shareholders is scheduled for May 10, 2019 (the “2019 Annual Meeting”). In accordance with SEC Rule 14a-5(f) under the Securities and Exchange Act of 1934 (the “Exchange Act”), the Fund has determined that proposals to be considered for inclusion in the Fund’s proxy statement for the 2019 Annual Meeting under SEC Rule 14a-8 under the Exchange Act must be received by the Fund at its principal offices on or before March 15, 2019. In addition, in order for the shareholder proposal made outside of the SEC Rule 14a-8 to be considered timely under the Fund’s bylaws, such proposal must be received by the Fund at its principal offices on or before March 15, 2019.
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   37

THL Credit Senior Loan Fund
Board of Trustees (unaudited) December 31, 2018

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Brian Good(1) Year of Birth: 1965	President and Principal Executive Officer; Trustee, Class III since May 2018	1	THL Credit Advisors LLC, Senior Managing Director (2012 – Present).	None
Steven A. Baffico Year of Birth: 1973	Trustee, Class II, since August 2013	1	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (2011 – Present).	Trustee, Eagle Growth and Income Opportunities Fund
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, and Chairman of the Board since August 2013	1	Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust; Trustee, Eagle Growth and Income Opportunities Fund
Laurie Hesslein Year of Birth: 1959	Trustee, Class III, since March 2017	1	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 – 2017).	Trustee, Eagle Growth and Income Opportunities Fund
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, and Audit Committee Chair since August 2013	1	Burton Consulting, LLC, Principal (2013 – Present).	Trustee, Eagle Growth and Income Opportunities Fund
Michael Perino Year of Birth: 1963	Trustee, Class I, and Nominating and Governance Committee Chair since August 2013	1	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 – Present); Associate Academic Dean (2017 – Present).	Trustee, Eagle Growth and Income Opportunities Fund

(1)
Interested Trustee

38   THL Credit Senior Loan Fund Annual Report | December 31, 2018

THL Credit Senior Loan Fund
Fund Officers (unaudited) December 31, 2018

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Brian Good Year of Birth: 1965 President and Principal Executive Officer since 2018	THL Credit Advisors LLC, Senior Managing Director (2012 – Present).
Jennifer Wilson Year of Birth: 1972 Treasurer, Principal Financial Officer and Secretary since 2018	THL Credit Advisors LLC, Director of Financial Planning & Analysis (2018 – Present); Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (2012 – 2018).
Joseph McDermott Year of Birth: 1969 Chief Compliance Officer since 2018	THL Credit Advisors LLC, Compliance Manager (2018 – Present); Aviva Investors Americas LLC, Chief Compliance Officer (2015 – 2018); Keely Asset Management Corp., Chief Compliance Officer (2011 – 2015).
Sabrina Rusnak-Carlson Year of Birth: 1979 Chief Legal Officer since 2018	THL Credit Advisors LLC, General Counsel (2015 – Present) and Chief Compliance Officer (2018 – Present); Proskauer Rose LLP, Partner (2006 – 2015).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
   THL Credit Senior Loan Fund Annual Report | December 31, 2018   39

Trustees
Brian Good
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Brian Good
Jennifer Wilson
Joseph McDermott
Sabrina Rusnak-Carlson
Investment Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.thlcredittslf.com.
Information on the Fund is available at www.thlcredittslf.com or by calling 1-844-409-6354.
40   THL Credit Senior Loan Fund Annual Report | December 31, 2018

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	The code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, was amended on November 14, 2018 to remove references to the Four Wood Capital Family of Funds and Eagle Growth and Income Opportunities Fund.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	The registrant intends to satisfy the disclosure requirement under paragraph (c) of this item by posting such information on its Internet website at http://thlcreditslf.com.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at http://thlcreditslf.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,000 for 2018 and $42,900 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,750 for 2018 and $15,750 for 2017. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the THL Credit Senior Loan Fund (“TSLF”). The Pre-Approval Policies and procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of THL Credit Senior Loan Fund set forth the procedures and the conditions pursuant to which services performed by and independent auditor (“Auditor”) for TSLF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to TSLF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $23,500 for 2018 and $38,750 for 2017.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Mr. Ronald Burton Jr., Mr. Joseph Morea, Ms. Laurie Hesslein and Mr. Michael Perino.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

THL Credit Senior Loan Fund

PROXY VOTING POLICIES AND PROCEDURES

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of THL Credit Senior Loan Fund (the “Fund”) to delegate the responsibility for voting proxies relating to the securities held by the Fund to the Fund’s investment adviser (the “Adviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to the Fund’s Adviser, and directs the Adviser to vote proxies relating to Fund portfolio securities managed by the Adviser consistent with the duties and procedures set forth below. The Adviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset to the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Adviser’s Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Adviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Adviser may agree from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Adviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Adviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Adviser.

D.	Securities Lending Program. When the Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where the Adviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Adviser should request that the agent recall the security prior to the record date to allow the Adviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Adviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record

A.	The Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.
B.	The Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s w1ebsite, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.
C.	The Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

D.	The Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.
E.	The Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6.	Related Procedures

The Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Adviser’s office.

The Adviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Adviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Adviser voted proxies, and a copy of any written response by the Adviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: August 22, 2013

Amended: May 14, 2015

Amended: November 14, 2018

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James R. Fellows, Chief Investment Officer and Managing Director, THL Credit Advisors LLC (“THL Credit”). James has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Brian W. Good, Managing Director, THL Credit. Brian has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Robert J. Hickey, Managing Director, THL Credit. Robert has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Brian J. Murphy, Managing Director, THL Credit. Brian has worked for THL Credit’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Steven F. Krull, Managing Director, THL Credit. Steven has worked for THL Credit’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

The Portfolio Managers noted above manage the THL Credit Senior Loan Fund (the “Fund”) via the Fund Investment Committee. Therefore, the day-to-day management of the Fund is shared among the Portfolio Managers. Brian J. Murphy and Steven F. Krull also serve as traders for the Fund and execute trades in the new issue and secondary bank loan markets on behalf of the Fund.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James R. Fellows	Registered Investment Companies:	5	$857 million	1**	$0
	Other Pooled Investment Vehicles:	45	$13.5 billion	35	$11.1 billion
	Other Accounts:	6	$794 million	0	$0
Brian W. Good	Registered Investment Companies:	4	$363 million	0	$0
	Other Pooled Investment Vehicles:	35	$13.0 billion	25***	$11.1 billion
	Other Accounts:	5	$792 million	0	$0
Robert J. Hickey	Registered Investment Companies:	4	$363 million	0	$0
	Other Pooled Investment Vehicles:	36	$13.0 billion	26***	$11.1 billion
	Other Accounts:	8	$794 million	3	$1.5 million
Brian J. Murphy	Registered Investment Companies:	4	$363 million	0	$0
	Other Pooled Investment Vehicles:	35	$13.0 billion	25***	$11.1 billion
	Other Accounts:	5	$792 million	0	$0
Steven F. Krull	Registered Investment Companies:	4	$363 million	0	$0
	Other Pooled Investment Vehicles:	35	$13.0 billion	25***	$11.1 billion
	Other Accounts:	5	$792 million	0	$0

* Information as of December 31, 2018.

**Includes one business development company (“BDC”) which has currently waived the performance fee, Therefore, no assets of the BDC are included in the “Total Assets in Accounts where Advisory Fee is Based on Performance”.

*** Includes one pooled investment vehicle which is currently in wind down and three called CLOs, and no performance based fee is being received/billed from the vehicles, so assets of the wind down portfolio and the called CLOs are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, twenty-one other accounts noted in this column represent Collateralized Loan Obligation Vehicles (CLOs) where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of the Fund. These conflicts could arise primarily from the involvement of THL Credit’s affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. Affiliates of THL Credit engage in a broad spectrum of activities. In the ordinary course of their business activities, the Affiliates of THL Credit may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of THL Credit serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of THL Credit and its Affiliates have implemented certain policies and procedures (e.g., information walls). For example, THL Credit and its Affiliates may come into possession of material non-public information with respect to companies in which THL Credit may be considering making an investment or companies that are THL Credit’s and its Affiliates’ advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by THL Credit has or has considered making an investment or which is otherwise an advisory client of THL Credit and its Affiliates may restrict or otherwise limit the ability of THL Credit to direct investments in such companies. THL Credit may decide to modify or eliminate such information screens or barriers in the future.

THL Credit or its Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, THL Credit may take positions on behalf of itself and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, THL Credit may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“Company Act”), also prohibits certain “joint” transactions with certain of THL Credit’s Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, THL Credit may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between THL Credit (or its employees) and the Fund. The Investment Advisers Act of 1940, as amended, and the Company Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. THL Credit has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with THL Credit’s fiduciary duty to the Fund and in accordance with applicable law. THL Credit seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by THL Credit Senior Loan Strategies LLC (“THL Credit SLS”), a subsidiary of THL Credit, and provide services to THL Credit through a staffing arrangement. THL Credit SLS offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied. Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority. In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios. In addition to the Portfolio Manager’s salary and annual bonus, THL Credit offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance. The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

(a)(4) Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*
James R. Fellows	$500,001-$1,000,000
Brian W. Good	$100,001-$500,000
Robert J. Hickey	$50,001-$100,000
Brian J. Murphy	$50,001-$100,000
Steven F. Krull	$10,001-$50,000

* Information as of December 31, 2018.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in any securities lending activity during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1)	Code of ethics – See Item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*	/s/ Brian W. Good
Brian W. Good, President and Principal Executive Officer (principal executive officer)

Date	3/5/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian W. Good
Brian W. Good, President and Principal Executive Officer (principal executive officer)

Date	3/5/2019

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer, Principal Financial Officer and Secretary (principal financial officer)

Date	3/5/2019

* Print the name and title of each signing officer under his or her signature.